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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

AMERICHIP INTERNATIONAL INC.
formerly Southborrough Ventures, Inc.
(Exact name of Registrant as specified in its charter)

NEVADA	000-33127	98-0339467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12933 W. Eight Mile Road
Detroit, Michigan 48235
(Address of principal executive offices) (Zip code)

(734) 302-8708
(Registrant's telephone number, including area code)

None
 (Former name or former address, if changed since last report.)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Description

99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

The Board of Directors of AmeriChip International reported today that it has received a commitment letter from Future Financial Consultants approving the $2,650,000 funding which will be used in part to finalize the purchase of the assets of American Production Machining, LLC ("APM") of Fraser, MI. The Company has been advised that the funds will be moved into escrow the week of February 9, 2004. This loan will be secured by receivables and inventory of the current APM. The receipt of the commitment letter was the final step necessary to complete the financing required to close on the bulk asset purchase.

The Company will seek approval of its proposed bulk asset purchase of APM's assets from the Court in which APM filed its Chapter 11 documents. In addition a note will be issued to unsecured creditors of American Production Machining, LLC in the amount of $300,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICHIP INTERNATIONAL INC. (Registrant)

Date: January 28, 2004	/s/ David Howard
David Howard President and Chief Executive Officer